UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 7, 2008

TRANSOCEAN INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	333-75899	66-0582307
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Greenway Plaza Houston, Texas 77046	77046
(Address of principal executive offices)	(Zip code)

70 Harbor Drive Grand Cayman, Cayman Islands	KY1-1003
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (713) 232-7500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure.

On April 7, 2008, Robert L. Long, Chief Executive Officer of Transocean Inc. (the “Company”), will present the information furnished in Exhibit 99.1 to this report to participants of the Howard Weil Energy Conference in New Orleans, Louisiana. Exhibit 99.1 is incorporated in this Item 7.01 by reference.

The information furnished pursuant to Item 7.01 of this report, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor will it be incorporated by reference into any registration statement filed by Transocean Inc. under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Transocean Inc. that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Transocean Inc.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is furnished pursuant to Item 7.01:

Exhibit Number	Description

99.1	Howard Weil Conference Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANSOCEAN INC.

Date: April 7, 2008	By:	/s/ Eric B. Brown
Eric B. Brown Senior Vice President, General Counsel and Assistant Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Howard Weil Conference Information.